Fees Summary	Jul. 03, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 51,027,200.00
Previously Paid Amount	0.00
Total Fee Amount	7,046.85
Total Offset Amount	0.00
Net Fee	$ 7,046.85